Hatteras Core Alternatives TEI Fund, L.P.	Schedule of Investments
December 31, 2023 (Unaudited)
Hatteras Core Alternatives TEI Fund, L.P. (1)

Investments in Hatteras Master Fund, L.P., at Value - (98.29%)	$3,345,365
Other Assets in Excess of Liabilities - (1.71%)	58,065
Partners’ Capital — (100.00%)	$3,403,430

(1) Invests the majority of its assets in Hatteras Master Fund, L.P.
The Schedule of Investments of Hatteras Master Fund, L.P. is included below.

Hatteras Master Fund LP	Schedule of Investments
	December 31, 2023 (Unaudited)

Investments in Common Stock — (110.27%)	Shares	Cost	Fair Value
Beneficient - Class A(a)	39,986,905	296,609,977	19,437,635
Total Investments in Common Stock		296,609,977	19,437,635

Total Investments — (110.27%)		296,609,977	19,437,635
Liabilities in Excess of Other Assets — (-10.27%)			(1,810,768)
Partners’ Capital — (100.00%)			17,626,867

(a) Non-income producing asset.

Valuation of Investments

The Hatteras Master Fund, L.P. (the “Fund”) classifies its assets and liabilities that are reported at fair value, not valued using net asset value (“NAV”) as the practical expedient into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The following table presents the Fund’s fair value hierarchy for those assets and liabilities measured at fair value as of December 31, 2023.

Investments at Value	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investment Type
Common Stock	$19,437,635	$-	$-	$-	$19,437,635
Total Investments	$19,437,635	$-	$-	$-	$19,437,635

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on recurring basis:

Level 3 Investments	Balances as of March 31, 2023	Transfers into/ (out of)	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions	Gross Purchases	Gross Sales	Balances as of December 31, 2023
Private Preferred Equity	$327,430,767	$(327,430,767)	$-	$-	$-	$-	$-	$-
Total Level 3 Investments	$327,430,767	$(327,430,767)	$-	$-	$-	$-	$-	$-

Should a transfer between Levels occur, it is the Fund’s policy to recognize transfers in and out of all Levels at the beginning of reporting period.

The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2023 is $0.